UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2019 (October 17, 2019)

The St. Joe Company
(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

133 South WaterSound Parkway
WaterSound, Florida	32461
(Address of Principal Executive Offices)	(Zip Code)

(850) 231-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JOE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 17, 2019 (the “Resignation Date”), Susan Mermer resigned from her position as principal accounting officer of The St. Joe Company (the “Company”).  The Company’s Board of Directors has designated Marek Bakun, the Company’s Executive Vice President and Chief Financial Officer, to serve as the Company’s principal accounting officer effective as of October 17, 2019.  Biographical and other information regarding Mr. Bakun is set forth in the Company’s Proxy Statement for its 2019 Annual Meeting of Shareholders as filed with the Securities and Exchange Commission on April 10, 2019 and such information is hereby incorporated by reference.

In connection with Ms. Mermer’s resignation, Ms. Mermer and the Company entered into a Separation Agreement (the “Separation Agreement”), pursuant to which Ms. Mermer will receive a one-time lump sum cash payment of $130,000 (equal to eight months of her base salary as in effect on the Resignation Date), and payment of COBRA premiums for medical coverage for up to eight months following the Resignation Date.  The Separation Agreement includes customary non-solicitation, confidentiality, non-disparagement and transitions services covenants, all as set forth in the Separation Agreement.  The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

10.1 Separation Agreement dated October 17, 2019 between Susan Mermer and The St. Joe Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THE ST. JOE COMPANY

By:	/s/ Elizabeth J. Walters
Elizabeth J. Walters
Senior Vice President, General Counsel
and Corporate Secretary

Date: October 23, 2019